                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) July 17, 2001
                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    000-26247               77-0507675
 ----------------------------        ------------          ------------------
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)             File Number)          Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 527-8000

                          -----------------------------

ITEM 5: OTHER EVENTS

     On July 17, 2001, the Company announced its financial results for its second quarter ended June 30, 2001. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         The following exhibit is filed herewith:

         Exhibit No.    Description of Document
         -----------    -----------------------
         99.1           Press release dated July 17, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 17, 2001

                             VERITAS SOFTWARE CORPORATION



                             By: /s/ Kenneth E. Lonchar
                                ------------------------------------------------
                                Kenneth E. Lonchar
                                Executive Vice President
                                and Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit No.    Description of Document
         -----------    -----------------------
         99.1           Press release dated July 17, 2001.